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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 13, 2002

                            MAGNA ENTERTAINMENT CORP.
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                 (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           000-30578                                 98-0208374
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    (Commission File Number)            (I.R.S. Employer Identification No.)


                337 Magna Drive, Aurora, Ontario, Canada L4G 7K1
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               (Address of Principal Executive Offices) (Zip Code)


                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if changed since Last Report)


ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 13, 2002, the Maryland Racing Commission unanimously approved the acquisition by the Registrant of the controlling interest in Pimlico Race Course and Laurel Park, which operate under the trade name The Maryland Jockey Club ("MJC"). The proposed acquisition and its terms were first announced on July 15, 2002.

In addition to its Maryland operations, MJC manages Colonial Downs in New Kent, Virginia and its network of Virginia off-track betting facilities. Accordingly, the transaction was scheduled to be considered for approval and was, in fact, unanimously approved by the Virginia Racing Commission on November 20, 2002.

The transaction is expected to close in late November or early December 2002.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

None.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MAGNA ENTERTAINMENT CORP.
                                                (Registrant)

Date: November 21, 2002                     by:       /s/ Gary M. Cohn
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                                                  Gary M. Cohn, Secretary